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                                 EXHIBIT 10.5

                    Minutes Documenting Employment Agreements


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                         MINUTES OF A SPECIAL MEETING OF
                             THE BOARD OF DIRECTORS
                             VOICE 21, INCORPORATED

A special meeting of the Board of Directors was held on the 20th day of February, 2001 at 1:00 o'clock P.M. at the law offices of Knecht & Hansen located at 1301 Dove Street, Suite 900, Newport Beach, CA 92660 pursuant to written waiver of notice thereof signed by all the directors, fixing said time and place. Sean Lewis acted as Chairman and served as Secretary of the meeting.

The Chairman announced that the following Directors, constituting the full Board of Directors of this corporation were present:

         Sean P. Lewis                               Chairman

         Stephen North                               Director

The Chairman stated that the purpose of the meeting was to approve and adopt resolutions to acquire that certain U.K. company known by the name and style of "Call 21, Ltd." and to acquire that certain U.K. company known by the name and style of "Talkpoint Co UK Ltd." to resolve to seek a change in the name of the corporation, to authorize the pursuit of public status in the United States of America, to adopt a medical reimbursement plan and to adopt an executive compensation plan.

         Upon motion duly made, seconded and carried it was:

         RESOLVED, that the corporation shall offer and accept the issuance of one thousand five-hundred of its shares of common stock for each share presently issued and outstanding in that certain U.K. company known by the name and style of "Call 21, Ltd." conditioned only that all of the issued and outstanding shares of Call 21, Ltd shall be acquired by this corporation.

         Upon motion duly made, seconded and carried it was:

         RESOLVED, that the corporation shall offer and accept the issuance of one thousand five-hundred of its shares of common stock for each share presently issued and outstanding in that certain U.K. company known by the name and style of "Talkpoint, Ltd." conditioned only that all of the issued and outstanding shares of Talkpoint Ltd. shall be acquired by this corporation.

         Upon motion duly made, seconded and carried it was:

         RESOLVED, that this corporation shall pursue a change of its name from Voice 21, Incorporated to InPurple, Incorporated.


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         Upon motion duly made, seconded and carried it was:

         RESOLVED, that this corporation shall pursue public status in the United States of America as a full reporting company under the provisions of the Securities Act of 1933 (as amended).

         FURTHER RESOLVED, that this corporation shall set aside four hundred thousand (400,000) shares of its common stock to be offered for sale to qualified investors consistent with the laws, rules and regulations governing such sales.

         FURTHER RESOLVED, that this corporation shall offer its shares for sale to qualified investors at a price of five dollars ($5.00) per share.

         FURTHER RESOLVED, that this corporation shall pursue a minimum offering of three hundred thousand dollars ($300,000) and a maximum of two million dollars ($2,000,000).

         Upon motion duly made, seconded and carried it was:

         RESOLVED, that this corporation shall compensate its existing officers (Stephen North and Sean P. Lewis) as follows for the first three years.


         STEPHEN P. NORTH: (FIRST YEAR)
         Base salary,                    $125,000 per year
         Automobile allowance            $  1,000 per month
         Family medical expenses         (consistent with the plan adopted herein)
         Bonus:                          none
         Stock options                   none
         Severance pay                   $250,000

         STEPHEN P. NORTH: (SECOND YEAR)
         Base salary, the greater of     $125,000 per year or $200,000 per year if
                                         profits increase at least 10% over the
                                         previous year provided that 10% of the
                                         increase in profits is greater than
                                         $300,000.
         Automobile allowance            $1,000 per month
         Family medical expenses         (consistent with the plan adopted herein)
         Bonus:                          should the profits of this corporation
                                         increase by more than $500,000 over the
                                         previous first year a bonus of $50,000 or
                                         five percent (5%) of the increase
                                         inprofits shall be paid whichever is
                                         greater.
         Stock options                   should the profits of this corporation increase by


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
                                         more than $500,000 over the
                                         previous first year a option to purchase
                                         20,000 shares shall be granted at an
                                         exercise price equal to the lesser of the
                                         initial offering price or the price bid
                                         for the shares on the last day of this
                                         corporations fiscal year end.
         Severance pay                   $250,000


         STEPHEN P. NORTH: (THIRD YEAR)
         Base salary, the greater of     $125,000 per year or $250,000 per year if
                                         profits increase at least 10% over the
                                         previous second year provided that 10%
                                         of the increase in profits is greater
                                         than $300,000.

         Automobile allowance            $1,000 per month
         Family medical expenses         (consistent with the plan adopted herein)
         Bonus:                          should the profits of this corporation
                                         increase by more than $500,000 over the
                                         previous second year a bonus of $50,000
                                         or five percent (5%) of the increase in
                                         profits shall be paid whichever is
                                         greater.

         Stock options                   should the profits of this corporation
                                         increase by more than $500,000 over
                                         previous second year a option to
                                         purchase 20,000 shares shall be granted
                                         at an exercise price equal to the lesser
                                         of the initial offering price or the
                                         price bid for the shares on the last day
                                         of this corporations fiscal year end.
         Severance pay                   $250,000

         SEAN P. LEWIS (FIRST YEAR)

         Base salary                     $125,000 per year
         Automobile allowance            $1,000 per month
         Family medical expenses         (consistent with the plan adopted herein)
         Bonus:                          none
         Stock options                   none
         Severance pay                   $250,000

         SEAN P. LEWIS (SECOND YEAR)

         Base salary, the greater of     $125,000 per year or
                                         $200,000 per year if profits increase at
                                         least 10% over the previous year
                                         provided that 10% of the increase in
                                         profits is greater than $300,000.

         Automobile allowance            $ 1,000 per month


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


         Family medical expenses         (consistent with the plan adopted herein)
                                         Bonus: should the profits of this
                                         corporation increase by more than
                                         $500,000 over the previous first year a
                                         bonus of $50,000 or five percent (5%) of
                                         the increase in profits shall be paid
                                         whichever is greater.

         Stock options                   should the profits of this corporation
                                         increase by more than $500,000 over the
                                         previous first year a option to purchase
                                         20,000 shares shall be granted at an
                                         exercise price equal to the lesser of
                                         the initial offering price or the price
                                         bid for the shares on the last day of
                                         this corporations fiscal year end.

         Severance pay                   $250,000


         SEAN P. LEWIS  (THIRD YEAR)

         Base salary, the greater of     $125,000 per year or $250,000 per year if
                                         profits increase at least 10% over the
                                         previous second year provided that 10%
                                         of the increase in profits is greater
                                         than $300,000.

         Automobile allowance            $ 1,000 per month
         Family medical expenses         (consistent with the plan adopted herein)
                                         Bonus: should the profits of this
                                         corporation increase by more than
                                         $500,000 over the previous second year a
                                         bonus of $50,000 or five percent (5%) of
                                         the increase in profits shall be paid
                                         whichever is greater.

         Stock options                   should the profits of this corporation
                                         increase by more than $500,000 over the
                                         previous second year a option to
                                         purchase 20,000 shares shall be granted
                                         at an exercise price equal to the lesser
                                         of the initial offering price or the
                                         price bid for the shares on the last day
                                         of this corporations fiscal year end.

         Severance pay                   $250,000


         FURTHER RESOLVED, that subsequent to the first three years this corporation shall either adopt another compensation plan that exceeds this plan or continue with the compensation reflected herein for the third year.

         FURTHER RESOLVED, that should this corporation retain the services of additional officers, compensation plans shall be as negotiated between this corporation and such officer(s).


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         FURTHER RESOLVED, that this compensation plan and any additions or deletions from this plan are applicable only to officers of this corporation and specifically not to any officers, directors, or employees of this corporation's subsidiaries.


         Upon motion duly made, seconded and carried, it was:

         RESOLVED, that the medical reimbursement plan, a copy of which is attached to and made a part of these minutes, be adopted and that the proper officers are hereby authorized to take the necessary steps to implement said plan.

         There being no further business, the meeting upon motion adjourned.



                                       -----------------------------------------
                                       Sean P. Lewis
                                       Secretary
                                       3/11/01


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                          MEDICAL EXPENSE REIMBURSEMENT
                                     PLAN OF
                             VOICE 21, INCORPORATED

This corporation does hereby establish a Medical Expense Reimbursement Plan, hereinafter referred to as the "Plan", for the benefit of those of its employees who now, or who will subsequently, meet the following requirements and hereinafter be referred to as a "participant":

A.    All employees that are twenty-five years of age or older.

B.    All employees that are full time employees.

C. All employees that are not covered by any agreement between representatives and this corporation (such as a labor union).

1.    REIMBURSEMENT FOR MEDICAL CARE EXPENSE

      (a) The corporation shall from time to time reimburse any participant of the Plan, who is employed by the corporation on a full-time basis, for all expenses incurred by such participant for the medical care as defined in
Section 213 of the Internal Revenue Code of such participant, his spouse, and his qualified dependents under Section 152 of the Internal Revenue Code.

      (b) The Company may pay any or all of the qualified medical expenses directly or reimburse the participant for such expenses.

      (c) The reimbursement to, or the payment on behalf of, any one participant including his spouse and his dependents, shall be limited to ten thousand dollars ($10,000) in any one fiscal year of the company.

      (d) The participant shall present the bill or bills for medical expenses to the corporation before the corporation shall be obligated to pay or reimburse the participant. A failure to submit a bill or proof of payment may at the discretion of the company, terminate such individual's right to reimbursement.

      2. Reimbursement under this Plan shall be excess coverage only over any insurance plan or payment received from any other source.

      3. This plan may be terminated or amended at any time by majority vote of the Board of Directors of the corporation; however such termination or amendment shall not affect any right to claim reimbursement for medical expenses incurred prior to such termination or amendment.